Context Macro Opportunities Fund
Investor Shares (CMOFX)
Institutional Shares (CMOTX)

Context Strategic Global Equity Fund
Institutional Shares (CGPGX)

Series of Context Capital Funds

PROSPECTUS

May 1, 2017

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

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CONTEXT MACRO OPPORTUNITIES FUND

Summary Section

Investment Objective

The Context Macro Opportunities Fund (the “Macro Opportunities Fund” or the “Fund”) seeks total return with low correlation to broad financial markets. Total return consists of capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	2.00%	2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.74%	1.74%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)
Other Expenses	1.47%	1.47%
Dividend Expenses and Fees on Short Sales	0.14%	0.14%
Total Other Expenses	1.61%	1.61%
Total Annual Fund Operating Expenses	3.60%	3.35%
Fee Waiver and/or Expense Reimbursement(2)	(1.22)%	(1.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	2.38%	2.13%

(1)	“Other Expenses” have been restated to reflect changes in contractual fees and include indirect expenses of securities of other investment companies held by the Fund, if any.

(2)	Context Advisers II, L.P. (“Context II”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of Context II)) of Investor Shares and Institutional Shares to 2.14% and 1.89%, respectively, through April 30, 2018 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Context II may be reimbursed by the Fund for fees waived and expenses reimbursed by Context II pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the Expense Cap in place at the time the fees were waived.

(3)	The expense ratios presented are net of fees waived and/or expense reimbursements and include the effect of interest on securities sold short (0.14%).

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap for the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$241	$990	$1,761	$3,783
Institutional Shares	$216	$917	$1,641	$3,558

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Derivative instruments (including futures contracts) and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate. If these instruments were included in the calculation, the Fund would generally have a high portfolio turnover rate (typically greater than 100% (see “Active Trading Risk”)).For the fiscal year ended December 31, 2016, the Fund’s portfolio turnover rate was 230% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, First Principles Capital Management, LLC (“First Principles”), the Fund’s subadviser, employs a number of arbitrage and alternative investment strategies to pursue its investment objective and may have exposure to long and short positions across all of its asset classes. In seeking to pursue these strategies, the Fund may invest in a wide range of debt securities and derivative instruments. The Fund may also invest in equity securities and equity-linked derivative instruments. The Fund seeks total returns with low correlation to broad financial markets and accordingly, the Fund does not seek to replicate the returns of any financial index.

First Principles is responsible for the day-to-day management of the Fund’s investment portfolio, subject to the general oversight of Context II.

In seeking to achieve the Fund’s investment objective, First Principles may utilize multiple alternative investment strategies to generate a return profile that is not generally correlated to broad financial markets.

First Principles’ investment strategies include but are not limited to:

●	Break-Even Inflation Trading: First Principles may take a “break-even inflation” position by trading inflation linked securities against their nominal bond equivalent. The resulting spread will generally be neutral to changes in interest rates.

●	Capital Structure Arbitrage: First Principles will enter into relative value trades in senior tranches of credit default indices positioned against subordinated tranches.

●	Hedged Mortgage-Backed Securities Trading: First Principles may seek to capture value resulting from differences in views related to prepayment characteristics.

●	Volatility Spread Trading: First Principles may seek to capture mispricing in volatility by taking offsetting positions in two or more option-related instruments.

●	Opportunistic Investing: First Principles may employ other arbitrage and alternative strategies when it believes attractive market opportunities arise.

First Principles periodically evaluates its investment strategies and investment opportunities and may implement additional strategies at its discretion. When evaluating investment opportunities, First Principles considers various factors, including broad economic and market factors, technical data specific to individual instruments and its own proprietary research and analysis. First Principles considers each prospective investment’s relative return potential in view of its expected relative risk, including potential volatility (the variability of returns from one period to the next)

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and drawdown risk (the risk of significant loss, measured from peak value) among other risks. The goal of this process is to identify a combination of investments and strategies with the potential to provide total return consistent with the Fund’s overall risk/return profile.

Because First Principles invests opportunistically based on its assessment of market conditions, the Fund may at times be more focused in particular instruments, asset classes and/or geographic regions. The Fund may invest in both U.S. and non-U.S. issuers, including issuers from emerging markets. The Fund may invest in securities of issuers with any market capitalization, industry or market sector.

The debt securities that the Fund may invest in include debt securities of U.S. and non-U.S. corporate and other non-governmental entities, sovereign debt, debt securities of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), municipal securities, certain mortgage-backed and asset-backed securities, exchange-traded notes and collateralized debt and loan obligations. The Fund may invest without limit in debt securities rated below investment grade (known as “junk bonds”) or, if unrated, of equivalent credit quality as determined by First Principles. The Fund’s investments in debt securities rated below investment grade may include securities that are in default. The Fund has no policy limitations with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration.

A significant portion of the Fund’s investment strategies may involve the use of derivative instruments which may be used to obtain the desired risk exposure consistent with the underlying investment strategies. The derivative instruments that the Fund may invest in include: swaps; options; forward contracts; futures contracts and options on futures contracts; caps and floors; and credit-linked notes. The Fund may use derivatives to manage the Fund’s portfolio or to seek to increase the Fund’s return as a non-hedging strategy that may be considered speculative. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index. The Fund may also enter into repurchase or reverse repurchase agreements. The Fund may incur leverage either by engaging in conventional borrowing or by using certain derivative instruments, short-sale transactions and reverse repurchase agreements. The Fund will maintain segregated collateral positions to comply with applicable laws and regulations related to debt or obligations incurred by the Fund.

The Fund may engage in short sales for hedging purposes or to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative.

The equity securities that the Fund may invest in include common stocks, preferred stocks, stock warrants and rights, convertible securities and equity index products. Pooled investment vehicles in which the Fund may invest include exchange-traded funds (“ETFs”) and other investment companies.

The Fund actively trades portfolio investments, which may lead to higher transaction costs.

The Fund is “non-diversified” for the purposes of the Investment Company Act of 1940 (“1940 Act”) as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In addition to investing in securities denominated in non-U.S. currencies, the Fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies.

A significant portion of the assets of the Fund may be invested in money market instruments, including cash and cash equivalents or other high grade securities, a significant portion of which may be used to serve as collateral with respect to such derivative instruments. Such high grade securities include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed-income securities, and overnight or fixed term repurchase agreements.

Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments.

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There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

●	Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transactional and brokerage costs that may affect the Fund’s performance. In addition, active trading of portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

●	Arbitrage or Fundamental Risk. Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

●	Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations.

●	Below Investment Grade Securities Risk. Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.

●	Collateralized Debt Obligations and Collateralized Loan Obligations Risk. Investment in a collateralized debt obligation (“CDO”) or collateralized loan obligation (“CLO”) is subject to the credit, subordination, and other risks of the obligations underlying the CDO or CLO and the tranche of the CDO or CLO in which the Fund invests. CDOs and CLOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.

●	Convertible Securities Risk. The risk that the market value of a convertible security will perform the same as a regular fixed-income security; that is, if market interest rates rise, the value of the convertible security falls. In the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its fixed-income securities but less risk than its common stock.

●	Counterparty Risk. The Fund may enter into various types of derivative contracts. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

●	Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of the Fund’s investments may decline.

●	Currency and Forward Currency Contracts Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets. Investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

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●	Derivatives Risk. The Fund may use derivatives (including futures, options, swap agreements and forward contracts) to enhance returns or hedge against market declines. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Use of derivatives may result in a loss to the Fund substantially greater than the amount invested in the derivative. See “Leveraging Risk” below.

○	Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

○	Forward Contracts Risk. Because forward contracts are not traded on an exchange, and therefore no clearinghouse or exchange stands ready to meet the obligation of the contracts, the Fund may be exposed to the risk that its counterparties may not perform their obligations. Forward contracts are also not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore the Fund will not receive any benefit of CFTC regulation when trading forward contracts.

○	Futures Risk. The Fund’s use of futures contracts (and related options) may expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for their reference securities.

○	Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing put options on individual securities, stock indexes and exchange-traded funds (“ETFs”), or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Fund to counterparty risk.

○	Swap Agreements Risk. Swap agreements involve counterparty risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Certain swap agreements, including total return swaps, often have terms of greater than seven days and may be considered illiquid. The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

●	Distressed Securities Risk. The Fund’s investment in distressed securities, including “junk bonds,” may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment. See “Below Investment Grade Securities Risk” above.

●	Duration Risk. Duration seeks to measure the price sensitivity of a fixed-income security to changes in interest rates. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates.

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The Fund’s average portfolio maturity may be greater than the Fund’s average portfolio duration, and, accordingly, the Fund may be more sensitive to changes in yield or interest rates. A portfolio with negative duration may increase in value when interest rates rise, and generally incurs a loss when interest rates and yields fall. The assumptions that are made about a security’s features and options when calculating duration may prove to be incorrect. Duration is calculated by First Principles, is not an exact measurement and may not reliably predict the Fund’s or a particular security’s price sensitivity to changes in yield or interest rates. First Principles may not be successful in its efforts to limit sensitivity to interest rate changes.

●	Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

●	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other fixed-income securities may decline significantly.

●	Exchange-Traded Funds Risk. When the Fund invests in ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. Economic conditions may lead to limited liquidity and greater volatility. The markets for fixed-income securities, such as those held by certain ETFs, may experience periods of illiquidity and volatility. These market conditions may make valuation of some of the securities held by ETFs uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

●	Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

●	Fixed-Income Securities Risk. Risk factors include call risk (the issuer may repay the security before maturity), credit risk (the debtor may default), liquidity risk (making it more difficult to sell the security) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●	Floating Rate Loans Risk. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.

●	Foreign and Emerging Markets Securities Risk. The risk of investments in foreign companies involves certain risks not generally associated with investments in the securities of U.S. companies including, for example, changes in currency exchange rates, unstable political, social and economic conditions and a lack of adequate or accurate company information. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. First Principles may invest in emerging market countries, which can involve higher degrees of risk compared to developed economies.

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●	Government Sponsored Entities Risk. The Fund invests in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

●	Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

●	Illiquidity Risk. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.

●	Index Risk. If a security or derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

●	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. Although in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates; the Federal Reserve recently raised short-term interest rates slightly. It is possible that governmental action will be less effective in maintaining low interest rates or action will be taken to raise short-term interest rates further. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter term securities. Changes in market conditions and government action may have adverse effects on investments, volatility, and liquidity in debt markets, potentially negatively impacting the Fund’s performance and disrupting portfolio management by increased shareholder redemptions.

●	Leveraging Risk. As part of the Fund’s principal investment strategies, the Fund may incur leverage by borrowing directly or by making investments in reverse repurchase agreements. The Fund may also engage in short sales and enter into derivatives such as futures contracts, forwards, options and swaps. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through any of these activities, the Fund has the risk of capital losses that exceed the net assets of the Fund. Employing leverage will cause the net asset value of the Fund to be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

●	Management Risk. If Context II and First Principles make poor investment decisions, it will negatively affect the Fund’s investment performance.

●	Market Risk. Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic information. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

●	Non-Diversification Risk. A non-diversified fund’s greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

●	Other Investment Companies Risk. When the Fund invests in other investment companies, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees.

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●	Regulatory Risk. New rules, regulations and/or emergency orders may be adopted by the Federal government that may place limits on the Fund’s ability to fully implement its stated investment strategies. Depending on the nature and extent of the regulatory action, the Fund might be required to significantly alter its investment strategies.

●	Short Position/Sales Risk. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the price of the instrument or market on which the Fund has taken a short position increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security, then the Fund will incur a loss since the Fund must pay more for the security than it received from the purchaser in the short sale. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, therefore the risk of loss may be unlimited. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the Fund.

●	Small and Medium Capitalization Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic security price changes than larger, more established companies.

●	Sovereign Debt Risk. The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

●	Subordinated Securities Risk. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

●	TIPS and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

●	U.S. Treasury and Agency Security Risk. The Fund’s investments in securities issued or guaranteed by the U.S. Treasury or U.S. agencies and instrumentalities may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

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●	Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart will show how the performance of the Fund’s Institutional Shares has varied from year to year. The table shows how the Fund’s Institutional Shares average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance. Performance reflects expense reimbursements and/or fee waivers in effect. If such reimbursements or fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information is available at no cost by visiting www.contextam.com/fund or by calling 844-511-9653.

INSTITUTIONAL SHARES ANNUAL TOTAL RETURN YEARS ENDED 12/31

Best Quarter: Q1 2016 1.71%                Worst Quarter: Q3 2016 0.10%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16

After-tax returns for the Fund’s Institutional Shares are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Performance information for the Investor Shares will be included after this share class has been in operation for one complete calendar year. Although Investor Shares will have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Investor Shares will vary from Institutional Shares because of different expenses.

	Inception Date of Class	One Year	Since Inception
Institutional Shares Before Taxes	8/4/15	2.18%	0.97%
After Taxes on Distributions		1.80%	0.70%
After Taxes on Distributions and Sale of Fund Shares		1.23%	0.62%
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index		0.33%	0.27%

The BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

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Management

Investment Adviser. Context Advisers II, L.P. is the Fund’s investment adviser.

Subadviser. First Principles Capital Management, LLC is the subadviser to the Fund.

Portfolio Managers.

The Fund is managed on a day-to-day basis by Mark G. Alexandridis, David Ho, Mattan Horowitz and Prasad Kadiyala, who are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Alexandridis, Ho, Horowitz and Kadiyala have served as the Portfolio Managers of the Fund since it commenced investment operations on August 4, 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 511-9653 (toll free) or writing to the Fund at Context Capital Funds c/o ALPS Fund Services, Inc., P.O. Box 1920, Denver, CO 80201. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Investor Shares
Standard Accounts	$2,000	$200
Retirement Accounts	$250	$50
Institutional Shares
Standard Accounts	$1,000,000	None
Retirement Accounts	$1,000,000	None

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders (other than certain tax-exempt shareholders) as ordinary income or capital gains. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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CONTEXT STRATEGIC GLOBAL EQUITY FUND

Summary Section

Investment Objective

The Context Strategic Global Equity Fund (the “Global Equity Fund” or the “Fund”) seeks capital appreciation while also seeking to preserve capital in severely declining markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.99%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	2.37%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	3.41%
Fee Waiver and/or Expense Reimbursement(3)	(2.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%

(1)	“Management Fees” have been restated to reflect current fees.

(2)	“Other Expenses” are based on estimated amounts expected to be incurred for the current fiscal year.

(3)	Context Advisers III, LLC (“Context III”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of Context III)) of Institutional Shares to 1.24% through April 30, 2018 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Context III may be reimbursed by the Fund for fees waived and expenses reimbursed by Context III pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the Expense Cap in place at the time the fees were waived or reimbursed.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap for the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:

	1 Year	3 Years
Institutional Shares	$131	$850

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Derivative instruments (including futures contracts) and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate. If these instruments were included in the calculation, the Fund would generally have a high portfolio turnover rate (typically greater than 100% (see “Active Trading Risk”)). From the Fund’s commencement of investment operations on October 27, 2016 through December 31, 2016, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to deliver exposure to global developed equity markets and strives to mitigate risk and preserve capital in severely declining markets. During normal conditions, the Fund is designed to deliver developed global equity market exposure. During severe market declines, the Fund strives to deliver returns higher than the developed global equity market indices with minimal negative impact on performance during normal market conditions.

The Fund pursues its objective by investing, under normal conditions, at least 80% of its net assets (plus borrowings for investment purposes) in securities that provide exposure to developed equity markets. The Fund will maintain these exposures by investing in a broad and diverse group of global stock indices in developed markets generally through the use of stock index futures. Should the futures market or securities environment change materially, the Fund may utilize options, swaps, equities or other instruments to try to obtain the desired exposure. The Fund will invest, under normal conditions, in at least three countries (one of which may be the U.S.) with at least 40% of its net assets invested in countries other than the U.S. For a portion of its investments, the Fund will also seek to reduce the volatility of its net asset value, by investing in “long” positions in volatility instruments, such as volatility futures on various equity indices (for example, the S&P 500 Index, or the Euro Stoxx Index). During market declines, volatility instruments often move in the opposite direction of equity markets, and can act as a useful tool to help offset losses in equity markets. The Fund has no market capitalization constraints. A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments.

In seeking to achieve the Fund’s investment objective, Granite Peak Asset Management, LLC (“Granite Peak”), the Fund’s subadviser, employs a systematic investment strategy using a consistent process that is designed to both (a) tilt the Fund’s equity exposure towards less expensive markets and away from more expensive markets, and (b) continuously scale the offsetting volatility exposures up and down in response to observed changes in the volatility environment.

Granite Peak is responsible for the day-to-day management of the Fund’s investment portfolio, subject to the general oversight of Context III.

Granite Peak’s investment strategies include but are not limited to:

●	Permanent Protection: Granite Peak intends to maintain a small, permanent long position in one or more available volatility futures contracts which, due to their negative correlation with the S&P 500 index and other market indexes, are expected to provide a degree of protection in the event of a sudden one-day adverse move. This position will not fully protect the portfolio from loss, but is expected to provide some degree of offset. The cost of maintaining this position is expected to be minimal.
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●	Global Equity: Granite Peak intends to invest most of the portfolio in a basket of index futures to create a balanced exposure to the world’s developed markets. In considering allocation among various markets, Granite Peak will consider, among other factors, each market’s capitalization, volatility, valuation, and return potential. While the broad diversification is expected to reduce overall risk relative to any one market, world markets tend to be correlated, especially in times of crisis, which has the effect of limiting the benefit of diversification.

●	Tactical Volatility Positioning – Granite Peak will tactically invest in one or more volatility futures contracts, or other volatility instruments, in order to augment the hedge provided by the Permanent Protection position. This tactical allocation will be based upon proprietary research and modelling work of Granite Peak, and is intended to increase the hedge levels in the portfolio both before and as volatility levels rise. The purpose of this strategy is to obtain as much portfolio protection as possible while substantially reducing the very high expected cost of maintaining permanent protection for the full portfolio.

Granite Peak periodically evaluates its investment strategies and investment opportunities and may implement additional strategies at its discretion. When evaluating investment opportunities, Granite Peak considers various factors, including broad economic and market factors, technical data specific to individual instruments and its own proprietary research and analysis. Granite Peak considers each prospective investment’s relative return potential in view of its expected relative risk, including potential volatility (the variability of returns from one period to the next) and drawdown risk (the risk of significant loss, measured from peak value) among other risks. The goal of this process is to identify a combination of investments and strategies with the potential to achieve the Fund’s investment objective.

Because Granite Peak invests based on its assessment of market conditions, the Fund may at times be more focused in particular instruments, asset classes and/or geographic regions. The Fund may invest in both U.S. and non-U.S. issuers within developed equity markets. The Fund may invest in securities of issuers with any market capitalization, industry or market sector.

It is expected that a significant portion of the Fund’s investment strategies will involve the use of derivative instruments, such as futures on stock indices, to obtain the desired risk exposure consistent with the underlying investment strategies. The derivative instruments that the Fund may invest in also include: swaps; options; forward contracts; and options on futures contracts. The Fund may use derivatives to manage the Fund’s exposure to global developed equity markets; in an attempt to hedge the Fund’s portfolio; as a substitute for purchasing or selling securities; or to seek to increase the Fund’s return as a non-hedging strategy that may be considered speculative. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index. The Fund may incur leverage either by engaging in conventional borrowing or by using certain derivative instruments and short-sale transactions. The Fund will maintain segregated collateral positions to the extent required to comply with applicable laws and regulations related to debt or obligations incurred by the Fund. A significant portion of the assets of the Fund may be invested in money market instruments, including cash and cash equivalents or other high grade securities, a significant portion of which may be used to serve as collateral with respect to such derivative instruments. Such high grade securities include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed-income securities, and overnight or fixed term repurchase agreements.

The equity securities that the Fund may invest in include common stocks, preferred stocks, stock warrants and rights, convertible securities and equity index products. Pooled investment vehicles in which the Fund may invest include exchange-traded funds (“ETFs”) and other investment companies.

The Fund actively trades portfolio investments, which may lead to higher transaction costs.

The Fund is “non-diversified” for the purposes of the Investment Company Act of 1940 (“1940 Act”) as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In addition to investing in securities denominated in non-U.S. currencies, the Fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies.

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Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

●	Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transactional and brokerage costs that may affect the Fund’s performance. In addition, active trading of portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

●	Arbitrage or Fundamental Risk. Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

●	Counterparty Risk. The Fund may enter into various types of derivative contracts. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

●	Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of the Fund’s investments may decline.

●	Currency and Forward Currency Contracts Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets. Investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

●	Derivatives Risk. The Fund may use derivatives (including futures, options, swap agreements and forward contracts) to provide exposure to global developed equity markets, to enhance returns or hedge against market declines. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Use of derivatives may result in a loss to the Fund substantially greater than the amount invested in the derivative. See “Leveraging Risk” below.

o	Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

o	Forward Contracts Risk. Because forward contracts are not traded on an exchange, and therefore no clearinghouse or exchange stands ready to meet the obligation of the contracts, the Fund may be exposed to the risk that its counterparties may not perform their obligations. Forward contracts are also not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore the Fund will not receive any benefit of CFTC regulation when trading forward contracts.

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o	Futures Risk. The Fund’s use of futures contracts (and related options) may expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for their reference securities. Volatility futures contracts are unlike traditional futures contracts because they are not based on a tradable reference asset and the settlement price of a volatility futures contract is based on the calculation that determines the level of the volatility index. As a result, the behavior of a volatility futures contract may be different from traditional futures contracts whose settlement price is based on a specific tradable asset. In addition, as the volatility levels in the relevant market increase or decrease, there will likely be a corresponding increase or decrease in the value of volatility futures contracts.

o	Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing put options on individual securities, stock indexes and exchange-traded funds (“ETFs”), or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Fund to counterparty risk.

o	Swap Agreements Risk. Swap agreements involve counterparty risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Certain swap agreements, including total return swaps, often have terms of greater than seven days and may be considered illiquid. The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

●	Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

●	Exchange-Traded Funds Risk. When the Fund invests in ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. Economic conditions may lead to limited liquidity and greater volatility. The markets for fixed-income securities, such as those held by certain ETFs, may experience periods of illiquidity and volatility. These market conditions may make valuation of some of the securities held by ETFs uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

●	Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

●	Fixed-Income Securities Risk. Risk factors include call risk (the issuer may repay the security before maturity), credit risk (the debtor may default), liquidity risk (making it more difficult to sell the security) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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o	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by increased debt.

●	Foreign Markets Securities Risk. The risk of investments in foreign companies involves certain risks not generally associated with investments in the securities of U.S. companies including, for example, changes in currency exchange rates, unstable political, social and economic conditions and a lack of adequate or accurate company information. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

●	Government Sponsored Entities Risk. The Fund invests in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

●	Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

●	Illiquidity Risk. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.

●	Index Risk. If a security or derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

●	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. Although in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates; the Federal Reserve recently raised short-term interest rates slightly. It is possible that governmental action will be less effective in maintaining low interest rates or action will be taken to raise short-term interest rates further. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter term securities. Changes in market conditions and government action may have adverse effects on investments, volatility, and liquidity in debt markets, potentially negatively impacting the Fund’s performance and disrupting portfolio management by increased shareholder redemptions.

●	Leveraging Risk. The Fund may incur leverage by borrowing directly or by making investments in reverse repurchase agreements. The Fund may also enter into derivatives such as futures contracts, forwards, options and swaps. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through any of these activities, the Fund has the risk of capital losses that exceed the net assets of the Fund. Employing leverage will cause the net asset value of the Fund to be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

●	Limited History of Operations Risk. The Fund has a limited history of operation. In addition, Context III and Granite Peak have not previously managed a mutual fund.

●	Management Risk. If Context III and Granite Peak make poor investment decisions, it will negatively affect the Fund’s investment performance.

●	Market Risk. Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic information. Markets also tend to move in cycles, with periods of rising and falling

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prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

●	New Fund Risk. The Fund recently commenced investment operations and has a limited performance history. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size.

●	Non-Diversification Risk. A non-diversified fund’s greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

●	Other Investment Companies Risk. When the Fund invests in other investment companies, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees.

●	Regulatory Risk. New rules, regulations and/or emergency orders may be adopted by the Federal government that may place limits on the Fund’s ability to fully implement its stated investment strategies. Depending on the nature and extent of the regulatory action, the Fund might be required to significantly alter its investment strategies.

●	Small and Medium Capitalization Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic security price changes than larger, more established companies.

●	Statistical Models. The Fund relies on quantitative statistical models (both proprietary models developed by Granite Peak and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by Granite Peak for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

●	Taxation Risk. The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). To do so the Fund must, among other things, derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the Fund’s Statement of Additional Information (“SAI”). The Fund intends to meet this requirement and believes that income from instruments in which the Fund will invest (including but not limited to gains from options, futures and forward contracts) should be considered qualifying income. A difference in classification of income from these instruments could affect the Fund’s ability to achieve its investment objective and could negatively impact performance. Changes in the tax laws of the United States could result in the inability of a Fund to operate as described in this prospectus and could negatively affect such Fund and its shareholders.

●	U.S. Treasury and Agency Security Risk. The Fund’s investments in securities issued or guaranteed by the U.S. Treasury or U.S. agencies and instrumentalities may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

●	Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time. The Fund’s use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long exposure creates leverage, which can magnify the Fund’s

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potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Performance Information

No performance information is presented for the Fund at this time, as the Fund commenced operations on October 27, 2016. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. This information will give some indication of the risks of investing in the Fund by comparing the Fund’s investment returns with a broad measure of market performance. The Fund intends to compare its performance to the MSCI World Net Total Return Local Index. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.contextam.com/fund or by calling 844-511-9653.

Management

Investment Adviser. Context Advisers III, LLC is the Fund’s investment adviser.

Subadviser. Granite Peak Asset Management, LLC is the subadviser to the Fund.

Portfolio Manager.

The Fund is managed on a day-to-day basis by Daken J. Vanderburg, who is primarily responsible for the day-to-day management of the Fund. Mr. Vanderburg has served as the Portfolio Manager of the Fund since its inception in October 2016.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 511-9653 (toll free) or writing to the Fund at Context Capital Funds c/o ALPS Fund Services, Inc., P.O. Box 1920, Denver, CO 80201. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$1,000,000	None
Retirement Accounts	$1,000,000	None

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders (other than certain tax-exempt shareholders) as ordinary income or capital gains. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Details Regarding Principal Investment Strategies And Risks

The Macro Opportunities Fund seeks total return with low correlation to broad financial markets. Total return consists of capital appreciation and income.

The Global Equity Fund seeks capital appreciation while also seeking to preserve capital in severely declining markets.

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without a vote of shareholders, however, shareholders will be notified of any such change after it is approved by the Board.

Additional Information Regarding Principal Investment Strategies

Macro Opportunities Fund

The Fund employs a number of arbitrage and alternative investment strategies to pursue its investment objective and may have exposure to long and short positions across all of its asset classes. In order to pursue these strategies, the Fund may invest in a wide range of debt securities and derivative instruments. The Fund may also invest in equity securities and equity-linked derivative instruments. First Principles Capital Management, LLC (“First Principles”) is responsible for the day-to-day management of the Fund’s investment portfolio, subject to the general oversight of Context Advisers II, L.P. (“Context II”). In seeking to achieve the Fund’s investment objective, First Principles utilizes multiple alternative investment strategies including but not limited to, break-even inflation trading, capital structure arbitrage, hedged mortgage-backed securities trading, volatility spread trading and opportunistic investing to allocate the Fund’s assets. First Principles periodically evaluates its investment strategies and investment opportunities and may implement additional strategies at its discretion. When evaluating investment opportunities, First Principles considers various factors, including broad economic and market factors, technical data specific to individual instruments and its own proprietary research and analysis. First Principles considers each prospective investment’s relative return potential in view of its expected relative risk, including potential volatility (the variability of returns from one period to the next) and drawdown risk (the risk of significant loss, measured from peak value) among other risks. Multiple alternative investment strategies are employed to generate a return profile that is not generally correlated to broad financial markets. The goal of this process is to identify a combination of investments and strategies with the potential to provide total return consistent with the Fund’s overall risk/return profile. Because the Fund seeks total returns with low correlation to broad financial markets, the Fund does not seek to replicate the returns of any financial index.

First Principles’ investment strategies include but are not limited to:

●	Break-Even Inflation Trading: First Principles may take a “break-even inflation” position by trading inflation linked securities against their nominal bond equivalent. The resulting spread will generally be neutral to changes in interest rates.

●	Capital Structure Arbitrage: First Principles will enter into relative value trades in senior tranches of credit default indices positioned against subordinated tranches.

●	Hedged Mortgage-Backed Securities Trading: First Principles may seek to capture value resulting from differences in views related to prepayment characteristics.

●	Volatility Spread Trading: First Principles may seek to capture mispricing in volatility by taking offsetting positions in two or more option-related instruments.

●	Opportunistic Investing: First Principles may employ other arbitrage and alternative strategies when it believes attractive market opportunities arise.

Because First Principles invests opportunistically based on its assessment of market conditions, the Fund may at times be more focused in particular instruments, asset classes and/or geographic regions. The Fund may invest in both U.S. and non-U.S. issuers, including issuers from emerging markets. There is no minimum or maximum amount of the

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Fund’s assets that may be invested in any one asset class, country or geographic region. The Fund may invest in securities of issuers with any market capitalization, industry or market sector.

The debt securities that the Fund may invest in include debt securities of U.S. and non-U.S. corporate and other non-governmental entities, sovereign debt, debt securities of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), municipal debt, debt securities issued by supranational organizations, cash, cash equivalents and other short-term instruments, mortgage-related or mortgage-backed securities (including TBA, “sub-prime” agency and non-agency mortgage-backed securities, and whole loans), exchange-traded notes (“ETNs”), collateralized debt obligations, collateralized loan obligations, asset-backed securities, secured and unsecured floating rate loans, variable and fixed rate loans and other related instruments, convertible securities, preferred securities, treasury inflation protected securities (“TIPS”) and other inflation-linked securities, subordinated securities, event-linked bonds, and securities of other investment funds that invest primarily in debt securities. The Fund may invest in debt securities rated below investment grade (known as “junk bonds”) or, if unrated, of equivalent credit quality as determined by First Principles. The Fund’s investments in debt securities rated below investment grade may include securities that are in default. There is no percentage limit on the Fund’s exposure to below investment-grade fixed-income securities including, emerging market fixed-income securities. The Fund has no policy limitations with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration.

A significant portion of the Fund’s investment strategies may involve the use of derivative instruments which may be used to obtain the desired risk exposure consistent with the underlying investment strategies. The derivative instruments that the Fund may invest in include: credit default, index, credit default index, interest rate and total return swaps; options; forward contracts; futures contracts and options on futures contracts; caps and floors; and credit-linked notes. The Fund may use derivatives in an attempt to hedge the Fund’s portfolio; as a substitute for purchasing or selling securities; as a means of adjusting the Fund’s portfolio duration or other portfolio characteristics; or to seek to increase the Fund’s return as a non-hedging strategy that may be considered speculative. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index. The Fund may also enter into repurchase or reverse repurchase agreements. The Fund may incur leverage either by engaging in conventional borrowing or by using instruments, such as derivative instruments, short-sale transactions and reverse repurchase agreements, which may cause the Fund to incur economic and/or financial leverage. The Fund will maintain segregated collateral positions to comply with applicable laws and regulations related to debt or obligations incurred by the Fund.

The Fund may engage in short sales for hedging purposes or to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative. Short selling may result in greater risk because losses are potentially unlimited. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.

The equity securities that the Fund may invest in include common stocks, preferred stocks, stock warrants and rights, convertible securities and equity index products. Pooled investment vehicles in which the Fund may invest include ETFs and other investment companies.

The Fund actively trades portfolio investments, which may lead to higher transaction costs.

The Fund is “non-diversified” for the purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In addition to investing in securities denominated in non-U.S. currencies, the Fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies.

A significant portion of the assets of the Fund may be invested in money market instruments, including cash and cash equivalents or other high grade securities, a significant portion of which may be used to serve as collateral with respect to such derivative instruments. Such high grade securities include but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed-income securities, and overnight or fixed term repurchase agreements.

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Global Equity Fund

Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities that provide exposure to developed equity markets. This is a non-fundamental policy that may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders. The Fund will maintain these exposures by investing in a broad and diverse group of global stock indices in developed markets generally through the use of stock index futures. Should the futures market or securities environment change materially, the Fund may utilize options, swaps, equities or other instruments to try to obtain the desired exposure. The Fund will invest, under normal conditions, in at least three countries (one of which may be the U.S.) with at least 40% of its net assets invested in countries other than the U.S. For a portion of its investments, the Fund will also seek to reduce the volatility of its net asset value, by investing in “long” positions in volatility instruments, such as volatility futures on various equity indices (for example, the S&P 500 Index or the Euro Stoxx Index). During market declines, volatility instruments often move in the opposite direction of equity markets, and can act as a useful tool to help offset losses in equity markets. The Fund has no market capitalization constraints. A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments.

In seeking to achieve the Fund’s investment objective, Granite Peak Asset Management, LLC (“Granite Peak”), the Fund’s subadviser, employs a systematic investment strategy using a consistent process that is designed to both (a) tilt the Fund’s equity exposure towards less expensive markets and away from more expensive markets, and (b) continuously scale the offsetting volatility exposures up and down in response to observed changes in the volatility environment.

Granite Peak is responsible for the day-to-day management of the Fund’s investment portfolio, subject to the general oversight of Context Advisers III, LLC (“Context III”). Granite Peak periodically evaluates its investment strategies and investment opportunities and may implement additional strategies at its discretion. When evaluating investment opportunities, Granite Peak considers various factors, including broad economic and market factors, technical data specific to individual instruments and its own proprietary research and analysis. Granite Peak considers each prospective investment’s relative return potential in view of its expected relative risk, including potential volatility (the variability of returns from one period to the next) and drawdown risk (the risk of significant loss, measured from peak value) among other risks. The goal of this process is to identify a combination of investments and strategies with the potential to achieve the Fund’s investment objective.

The investment strategy managed by Granite Peak is designed with the goal of maintaining the following attributes:

●	Permanent Protection: Granite Peak intends to maintain a small, permanent long position in one or more available volatility futures contracts which, due to their negative correlation with the S&P 500 index and other market indexes, are expected to provide a degree of protection in the event of a sudden one-day adverse move. This position will not fully protect the portfolio from loss, but is expected to provide some degree of offset. The cost of maintaining this position is expected to be minimal.

●	Global Equity: Granite Peak intends to invest most of the portfolio in a basket of index futures to create a balanced exposure to the world’s developed markets. In considering allocation among various markets, Granite Peak will consider, among other factors, each market’s capitalization, volatility, valuation, and return potential. While the broad diversification is expected to reduce overall risk relative to any one market, world markets tend to be correlated, especially in times of crisis, which has the effect of limiting the benefit of diversification.

●	Tactical Volatility Positioning – Granite Peak will tactically invest in one or more volatility futures contracts, or other volatility instruments, in order to augment the hedge provided by the Permanent Protection position. This tactical allocation will be based upon proprietary research and modelling work of Granite Peak, and is intended to increase the hedge levels in the portfolio both before and as volatility levels rise. The purpose of this strategy is to obtain as much portfolio protection as possible while substantially reducing the very high expected cost of maintaining permanent protection for the full portfolio.

Because Granite Peak invests based on its assessment of market conditions, the Fund may at times be more focused in particular instruments, asset classes and/or geographic regions. The Fund may invest in both U.S. and non-U.S. issuers

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within developed equity markets. There is no minimum or maximum amount of the Fund’s assets that may be invested in any one asset class, country or geographic region. The Fund may invest in securities of issuers with any market capitalization, industry or market sector.

It is expected that a significant portion of the Fund’s investment strategies will involve the use of derivative instruments, such as stock index futures, which may be used to obtain the desired risk exposure consistent with the underlying investment strategies. The derivative instruments that the Fund may invest in also include: swaps; options; forward contracts; and options on futures contracts. The Fund may use derivatives to manage the Fund’s exposure to global developed equity markets; in an attempt to hedge the Fund’s portfolio; as a substitute for purchasing or selling securities; as a means of adjusting the Fund’s portfolio characteristics; or to seek to increase the Fund’s return as a non-hedging strategy that may be considered speculative. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index. The Fund may incur leverage either by engaging in conventional borrowing or by using instruments, such as derivative instruments, and short-sale transactions. The Fund will maintain segregated collateral positions to the extent required to comply with applicable laws and regulations related to debt or obligations incurred by the Fund. A significant portion of the assets of the Fund may be invested in money market instruments, including cash and cash equivalents or other high grade securities, a significant portion of which may be used to serve as collateral with respect to such derivative instruments. Such high grade securities include but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed-income securities, and overnight or fixed term repurchase agreements.

The equity securities that the Fund may invest in include common stocks, preferred stocks, stock warrants and rights, convertible securities and equity index products. Pooled investment vehicles in which the Fund may invest include ETFs and other investment companies.

The Fund actively trades portfolio investments, which may lead to higher transaction costs.

The Fund is “non-diversified” for the purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

In addition to investing in securities denominated in non-U.S. currencies, the Fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies.

Manager of Managers Structure. The Context Capital Funds’ Board has approved a “manager of managers” structure that permits Context II and Context III to appoint and replace subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Funds, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”).

A Fund’s ability to implement the Manager of Managers Structure is pursuant to an exemptive order from the SEC (“Exemptive Relief”). The Global Equity Fund is not currently relying on the Exemptive Relief. Pursuant to the Exemptive Relief, the Macro Opportunities Fund is required to notify shareholders of the retention of a new subadviser within 90 days of the hiring of the new subadviser. In the future, Context II may propose to appoint or replace one or more subadvisers subject to Board approval and applicable shareholder notice requirements.

The Manager of Managers Structure enables the Macro Opportunities Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager of Managers Structure, Context II maintains the ultimate responsibility, subject to the oversight of the Board, to recommend the hiring and replacement of subadvisers. The Manager of Managers Structure provides Context II with the discretion to terminate any subadviser and allocate and reallocate the Macro Opportunities Fund’s assets for management among the subadvisers and itself. The Manager of Managers Structure does not permit investment management fees paid by a Fund to be increased without shareholder approval or change an adviser’s responsibilities to such Fund including the adviser’s responsibility for all advisory services furnished by a subadviser.

Temporary Defensive Position. In response to market, economic, political or other conditions, an Adviser or Subadviser may temporarily use a different investment strategy for a Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities such as U.S. Treasury securities and money market mutual funds. To the extent that a Fund invests in money market mutual funds for cash positions, there

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will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Defensive investing could affect a Fund’s performance and a Fund might not achieve its investment objective. A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Additional Information Regarding Principal Investment Risks

Each Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in a Fund, and a Fund could underperform other investments. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that a Fund will meet its investment objective.

●	Active Trading Risk. (applicable to all Funds) A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce a Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

●	Arbitrage or Fundamental Risk. (applicable to all Funds) A fund employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the fund as it unwinds failed trades. For example an issuer may default or may be unable to make interest and dividend payments when due. With respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to a Fund. Arbitrage or fundamental risk exists for other strategies employed by the Macro Opportunities Fund such as dual-class and stub-trading arbitrage, and investments in IPOs, SEOs and warrants.

●	Asset-Backed and Mortgage-Backed Securities Risk. (applicable to the Macro Opportunities Fund) Asset-backed and mortgage-backed securities are subject to risk of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage backed securities are also affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

●	Below Investment Grade Securities Risk. (applicable to the Macro Opportunities Fund) Although securities rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund. The major risks of securities rated below investment grade include:

o	Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.

o	Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.

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o	Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

o	Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

o	Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

o	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

o	The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

●	Collateralized Debt Obligations and Collateralized Loan Obligations Risk. (applicable to the Macro Opportunities Fund) The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management and other administrative fees.

The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio and/or an Underlying Fund as illiquid securities, however an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid securities. CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

●	Convertible Securities Risk. (applicable to the Macro Opportunities Fund) A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.

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Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior fixed-income securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

●	Counterparty Risk. (applicable to all Funds) A Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

●	Credit Risk. (applicable to all Funds) There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to a Fund. In addition, the credit quality of securities held by ae Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever a Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When a Fund invests in foreign currency contracts, or other over-the- counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a Fund to suffer a loss. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of an investment in a Fund to decrease. In addition, to the extent a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. A Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●	Currency and Forward Currency Contracts Risks. (applicable to all Funds) Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. The foreign currency exchange market can be highly volatile for a variety of reasons. For example, devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

●	Derivatives Risk. (applicable to all Funds) A Fund may use derivatives (including futures, options, swap agreements and forward contracts) to enhance returns, hedge against market declines or, with respect to the Global Equity Fund, provide exposure to global developed equity markets. A Fund’s derivative

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investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which a Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of an Adviser or Subadviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to such Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

o	Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. If an Adviser or Subadviser incorrectly forecasts the value of investments in using a futures contract, a Fund might have been in a better position if the Fund had not entered into the contract. Because the futures utilized by a Fund are standardized and exchange traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Volatility futures contracts held by the Global Equity Fund are unlike traditional futures contracts because they are not based on a tradable reference asset and the settlement price of a volatility futures contract is based on the calculation that determines the level of the volatility index. As a result, the behavior of a volatility futures contract may be different from traditional futures contracts whose settlement price is based on a specific tradable asset. In addition, as the volatility levels in the relevant market increase or decrease, there will likely be a corresponding increase or decrease in the value of volatility futures contracts.

o	Forward Contracts. A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. Unlike a standard futures contract, a forward contract can be customized to any commodity, amount and delivery date. A forward contract settlement can occur on a cash or delivery basis. Because forward contracts are not traded on an exchange, and therefore no clearinghouse or exchange stands ready to meet the obligation of the contracts, a Fund may be exposed to the risk that its counterparties may not perform their obligations. Forward contracts are also not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore the Fund will not receive any benefit of CFTC regulation when trading forward contracts.

o	Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. Options and options on
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futures contracts are subject to the same risks as the investments in which a Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options and options on futures involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If an Adviser or Subadviser incorrectly forecasts the value of investments in using an option or futures contract, a Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

o	Call Options Risk. When a Fund purchases a call option on a security or index it may lose the entire premium paid if the underlying security or index does not increase in value. A Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

o	Put Option Risk. When a Fund purchases a put option on a security or index it may lose the entire premium paid if the underlying security or index does not decrease in value. A Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

o	Written Options Risk. A Fund will incur a loss as a result of a written option (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. A Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

o	Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. A Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where a Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed- upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The value of the underlying reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The use of derivatives are subject to regulation by the Commodity Futures Trading Commission.

o	Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund would receive lower interest payments or experience a reduction in the value of the derivative to below what the

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Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

o	Over-the-Counter Trading Risk. A Fund may purchase or sell derivatives that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, a Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument. Significant disparities may exist between “bid” and “asked” prices for derivatives that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in an exchange environment may not be available with respect to these instruments.

o	Counterparty Risk. A Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

If a Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Fund or result in a loss. A Fund could also experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Furthermore, when seeking to obtain short exposure by investing in derivatives, a Fund may be subject to regulatory restrictions as discussed in “Short Sales Risk” below.

●	Distressed Securities Risk. (applicable to the Macro Opportunities Fund) The Fund’s investment in distressed securities, including “junk bonds,” may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment. See “Below Investment Grade Securities Risk” above.

●	Duration Risk. (applicable to the Macro Opportunities Fund) Duration seeks to measure the price sensitivity of a fixed-income security to changes in interest rates. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. The Fund’s average portfolio maturity may be greater than the Fund’s average portfolio duration, and, accordingly, the Fund may be more sensitive to changes in yield or interest rates. A portfolio with negative duration may increase in value when interest rates rise, and generally incurs a loss when interest rates and yields fall. The assumptions that are made about a security’s features and options when calculating duration may prove to be incorrect. Duration is calculated by First Principles, is not an exact measurement and may not reliably predict the Fund’s or a particular security’s price sensitivity to changes in yield or interest rates. First Principles may not be successful in its efforts to limit sensitivity to interest rate changes.

●	Equity Risk. (applicable to all Funds) Each Fund invests in, or has exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject

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to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, a Fund could lose money if a company in which it invests becomes financially distressed.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

●	Event Risk. (applicable to the Macro Opportunities Fund) The return of principal and the payment of interest on “event-linked” bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, a Fund’s investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

●	Exchange-Traded Funds Risk. (applicable to all Funds) When a Fund invests in ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. A Fund also will incur brokerage costs when it purchases and sells ETFs. Economic conditions may lead to limited liquidity and greater volatility. The markets for fixed-income securities, such as those held by certain ETFs, may experience periods of illiquidity and volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of fixed-income securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the securities held by ETFs uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

●	Exchange-Traded Note Risk. (applicable to all Funds) The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a Fund are unsecured debt of the issuer.

●	Fixed-Income Securities Risk. (applicable to all Funds) Fixed-income securities held by a Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. When a Fund invests in fixed-income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes

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a decline in the value of fixed-income securities or derivatives owned by a Fund. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

o	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

o	Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

o	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by increased debt. Other events such as hurricanes or earthquakes, unexpected regulatory or judicial interpretations, civil unrest and terrorism are also examples of events that, depending on the magnitude, may lead to physical and economic loss and as a result may negatively impact the market price of an issuer’s stocks or bonds.

o	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.

o	Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, a Fund will be required to hold the security or keep the position open, and it could incur losses.

o	Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal prior to the security’s maturity. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

●	Floating Rate Loans Risk. (applicable to the Macro Opportunities Fund) Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to higher non-payment rates, and a loan may lose significant value before a default occurs.

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●	Foreign (applicable to all Funds) and Emerging Market Securities Risk. (applicable to the Macro Opportunities Fund) Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Foreign securities include American Depositary Receipts (“ADRs”) and similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), dollar-denominated foreign securities and securities purchased directly on foreign exchanges. ADRs, EDRs and GDRs are depositary receipts for foreign company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including ADRs, EDRs and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. A Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

●	Government Sponsored Entities Risk. (applicable to all Funds) U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. Government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

●	Hedging Risk. (applicable to all Funds) Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner adverse to the portfolio construction employed by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced

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and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

●	Illiquidity Risk. (applicable to all Funds) If a Fund invests in illiquid investments, it may experience difficulty in selling the investments in a timely manner at the price that it believes the investments are worth. If it needs to sell investments quickly, for example to satisfy Fund shareholder redemption requests, it may be unable to do so at fundamental values or at a price the Adviser or Subadviser deems appropriate. In addition, market conditions may cause a Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.

●	Index Risk. (applicable to all Funds) If a security or derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund would receive lower interest payments on a fixed-income investment or experience a reduction in the value of the security or derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●	Interest Rate Risk. (applicable to all Funds) Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. Typically, a rise in interest rate causes a decline in the value of fixed-income securities or derivatives owned by a Fund. Although in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates; the Federal Reserve recently raised short-term interest rates slightly. It is possible that governmental action will be less effective in maintaining low interest rates or action will be taken to raise short-term interest rates further. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities. Changes in market conditions and government action may have adverse effects on investments, volatility, and liquidity in debt markets, potentially negatively impacting the Fund’s performance and disrupting portfolio management by increased shareholder redemptions.

●	Leveraging Risk. (applicable to all Funds) As part of each Fund’s principal investment strategies, a Fund may incur leverage by borrowing directly or by making investments in reverse repurchase agreements. A Fund may also engage in short sales and enter into derivatives such as futures contracts, forwards, options and swaps. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a Fund uses leverage through any of these activities, the Fund has the risk of capital losses that exceed the net assets of the Fund. Employing leverage will cause the net asset value of a Fund to be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

●	Limited History of Operations Risk. (applicable to the Global Equity Fund) The Global Equity Fund has a limited history of operation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act, and the Code that do not apply to the adviser’s management of individual and institutional accounts. As a result, investors cannot judge likely mutual fund performance of the adviser by its track record of managing non-mutual fund assets and such adviser may not achieve its intended result in managing the Fund.

●	Management Risk. (applicable to all Funds) The ability of a Fund to meet its investment objective is directly related to its Adviser’s and Subadviser’s investment strategies for such Fund. The value of your investment in a Fund may vary with the effectiveness of its Adviser’s and Subadviser’s research, analysis and asset allocation among portfolio securities. If an Adviser or Subadviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

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●	Market Risk. (applicable to all Funds) The values of securities held by a Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. A Fund may experience a substantial or complete loss on any individual security or derivative position.

●	New Fund Risk. (applicable to the Global Equity Fund) The Global Equity Fund recently commenced investment operations and has a limited performance history. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders. As a result, the timing of any Fund liquidation may not be favorable to certain individual shareholders.

●	Non-Diversification Risk. (applicable to all Funds) A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

●	Other Investment Companies Risk. (applicable to all Funds) Federal law generally prohibits a mutual fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares. This prohibition may prevent a Fund from allocating its investments in an optimal manner. You will indirectly bear fees and expenses charged by the underlying funds in addition to a Fund’s direct fees and expenses and, as a result, your cost of investing in a Fund will generally be higher than the cost of investing directly in the underlying fund shares.

●	Regulatory Risk. (applicable to all Funds) New rules, regulations and/or emergency orders may be adopted by the Federal government that may place limits on a Fund’s ability to fully implement its stated investment strategies. Depending on the nature and extent of the regulatory action, a Fund might be required to significantly alter its investment strategies.

●	Short Position/Sales Risk. (applicable to the Macro Opportunities Fund) The Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its portfolio manager believes possess volatility characteristics similar to those being hedged. The Fund may also use short sales for non-hedging purposes to pursue its investment objective if, in the portfolio manager’s view, the security is over-valued. Taking short positions involves leverage of the Fund’s assets and presents various risks. In the short sale of an instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the

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instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons. If the price of the instrument or market on which the Fund has taken a short position increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security, then the Fund will incur a loss since the Fund must pay more for the security than it received from the purchaser in the short sale. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on the Fund’s portfolio. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, a short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover the Fund’s short position will be available for purchase. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the Fund. The U.S. Securities and Exchange Commission (the “SEC”) and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis. Such restrictions may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions, and may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect performance.

●	Small and Medium Capitalization Companies Risk. (applicable to all Funds) Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small and medium capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

●	Sovereign Debt Risk. (applicable to the Macro Opportunities Fund) The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

●	Statistical Models. (applicable to the Global Equity Fund) The Fund relies on quantitative statistical models (both proprietary models developed by Granite Peak and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, Granite Peak may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by Granite Peak for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

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●	Subordinated Securities Risk. (applicable to the Macro Opportunities Fund) A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

●	Taxation Risk. (applicable to the Global Equity Fund) The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To do so the Fund must, among other things, derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the Funds’ SAI. The Fund intends to meet this requirement and believes that income from instruments in which the Fund will invest (including but not limited to gains from options, futures and forward contracts) should be considered qualifying income. A difference in classification of income from these instruments could affect the Fund’s ability to achieve its investment objective and could negatively impact performance. Changes in the tax laws of the United States could result in the inability of a Fund to operate as described in this prospectus and could negatively affect such Fund and its shareholders.

●	TIPS and Inflation-Linked Bonds Risk. (applicable to the Macro Opportunities Fund) The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

●	U.S. Treasury and Agency Securities Risk. (applicable to all Funds) Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Volatility Risk. (applicable to all Funds) A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause a Fund’s net asset value per share to experience significant increases or declines in value over short periods of time. A Fund’s use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Management

The Funds are series of Context Capital Funds (the “Trust”), an open-end, management investment company (mutual fund). The Board oversees the management of the Funds and meets periodically to review the Funds’ performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board and the Trust’s executive officers may be found in the Funds’ Statement of Additional Information (the “SAI”), which is available from the Funds’ website at www.contextam.com.

Investment Advisers and Subadvisers

The Macro Opportunities Fund’s investment adviser is Context II, 401 City Avenue, Suite 800, Bala Cynwyd, PA 19004. As of March 31, 2017, Context III had approximately $106.5 million of assets under management.

Context II is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a commodity pool operator under the Commodity Futures Trading Commission.

Context II receives an advisory fee at an annual rate equal to 1.74% of the Macro Opportunities Fund’s average annual daily net assets and pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. Context II has contractually agreed to waive its fee and/or reimburse the Macro Opportunities Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of Context II)) of Investor Shares and Institutional Shares of the Macro Opportunities Fund to 2.14% and 1.89%, respectively, through April 30, 2018 (“Expense Cap”). Context II may be reimbursed by the Macro Opportunities Fund for fees waived and expenses reimbursed by Context II pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board renewed the Investment Advisory Agreement with Context II and approved the Sub-Advisory Agreement between Context II and First Principles is available in the Macro Opportunities Fund’s annual reports for the period ended December 31, 2016 and December 31, 2015, respectively.

Subject to the general oversight of the Board, Context II is directly responsible for making the investment decisions for the Macro Opportunities Fund. Context II delegates the day-to-day management of the Macro Opportunities Fund to its subadviser, First Principles. Context II retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

First Principles, 140 Broadway, 21st Floor, New York, NY 10005 was founded in 2003 and provides advisory services for commercial and community banks, insurance companies, pension funds, endowments and foundations, industrial corporations, family offices, individuals and trusts. As of March 31, 2017, First Principles had approximately $8.3 billion of assets under management.

The Global Equity Fund’s investment adviser is Context III, 401 City Avenue, Suite 800, Bala Cynwyd, PA 19004. As of March 31, 2017, Context III had approximately $12.4 million of assets under management.

Context III is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a commodity pool operator under the Commodity Futures Trading Commission.

Context III is entitled to receive an advisory fee at an annual rate equal to 1.59% of the Global Equity Fund’s average annual daily net assets and pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. Context III has contractually agreed to waive its fee and/or reimburse Global Equity Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of Context III)) of Institutional Shares of the Global Equity Fund to 1.24% through

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April 30, 2018 (“Expense Cap”). For the fiscal year ended December 31, 2016, Context III waived its entire advisory fee. Context III may be reimbursed by the Global Equity Fund for fees waived and expenses reimbursed by Context III pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the Expense Cap in place at the time the fees were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with Context III and the Sub-Advisory Agreement between Context III and Granite Peak is available in the Global Equity Fund’s annual report for the period ended December 31, 2016.

Subject to the general oversight of the Board, Context III is directly responsible for making the investment decisions for the Global Equity Fund. Context III delegates the day-to-day management of the Fund to its subadviser, Granite Peak. Context III retains overall supervisory responsibility of the general management and investment of the Global Equity Fund’s assets.

Granite Peak, 450 Sport Hill Road, Easton, CT 06612 was founded in 2013 and provides advisory services for pooled investment vehicles and separately managed accounts. Granite Peak is registered as a commodity pool operator under the Commodity Futures Trading Commission. As of March 31, 2017, Granite Peak had approximately $74 million of assets under management.

Portfolio Managers

The Macro Opportunities Fund is managed by Mark G. Alexandridis, David Ho, Mattan Horowitz and Prasad Kadiyala who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been managing the Fund since it commenced investment operations on August 4, 2015.

●	Mark G. Alexandridis is primarily responsible for the Fund’s overall strategy, overseeing all investments and capital allocation across asset classes. Mr. Alexandridis will continue to focus on corporate credit-related assets. Mr. Alexandridis currently serves as Chief Investment Officer of Asset Management at First Principles. Mr. Alexandridis has been at First Principles for ten years.

●	David Ho is primarily responsible for U.S. rates and municipal asset classes. He currently serves as Managing Director of Asset Management at First Principles. Mr. Ho has been at First Principles for eleven years.

●	Mattan Horowitz is primarily responsible for mortgage asset classes. He currently serves as Vice President of Asset Management at First Principles. Prior to joining First Principles in July 2014. Mr. Horowitz worked as a Senior Trader and Vice President at BNP Paribas from June 2010-May 2014.

●	Prasad Kadiyala is primarily responsible for corporate credit and derivatives strategies. He currently serves as Managing Director of Asset Management at First Principles. Mr. Kadiyala has been at First Principles for ten years.

The Global Equity Fund is managed by Daken J. Vanderburg who is primarily responsible for the day-to-day management of the Fund’s portfolio and has been managing the Fund since its inception in October 2016.

Daken J. Vanderburg founded Granite Peak, with three partners in 2013 where he serves as Chief Investment Officer and Managing Partner. Prior to founding Granite Peak, Mr. Vanderburg spent four years as a Senior Investment Associate for Bridgewater Associates, an asset management firm. Between 2008 and 2010, Mr. Vanderburg was the Head of Research and a Portfolio Manager at Chartwell Investment Partners, a registered investments adviser. Between 2000 and 2008, he was a Partner and Chief Executive Officer at Gamma Capital Partners, a quantitative hedge fund.

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Mr. Vanderburg attended both the University of Pennsylvania and Columbia University for mathematics and statistics coursework. He received his BBA in Finance from the University of New Mexico where he was a Men’s Soccer Scholar All-America. He holds the Chartered Financial Analyst® designation.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of a Fund’s shares by the portfolio managers.

Other Service Providers

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the fund accountant, administrator, and transfer agent and dividend disbursing agent of the Funds. Foreside Management Services, LLC (“Foreside”), located at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, provides compliance services, financial controls services and business management and governance services for the Funds.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of each Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Advisers, Subadvisers, or ALPS or any of their affiliates.

Fund Expenses

Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Each Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of a Fund. Any agreement to waive fees or to reimburse expenses increases the investment performance of a Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

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Context Macro Opportunities Fund - Subadviser Related Performance

The following tables show the performance of a similarly managed account by First Principles in this strategy. The similarly managed account had assets of $144 million as of December 31, 2016. The investment objective, strategies and policies of the similarly managed account are substantially similar to those of the Context Macro Opportunities Fund, and the portfolio management team of the Context Macro Opportunities Fund includes four of the five members of the portfolio management team of the similarly managed account.

The performance of the similarly managed account does not represent the historical performance of the Context Macro Opportunities Fund and should not be considered indicative of future performance of the Fund. Results may differ because the private account was not subject to 1940 Act limits or requirements regarding leverage, diversification, and liquidity that, if applicable, might have affected the performance shown. Performance may also differ because of differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, timing of purchases and sales and availability of cash for new investment. As stated above, the investment objective, strategies and policies of the accounts comprising the composite are substantially similar to those of the Context Macro Opportunities Fund.

The performance of the similarly managed account presented below is not calculated using the standardized SEC method as that which is prescribed for performance calculations used by registered investment companies, and the method used differs from the standardized SEC method. The net-of-fee returns below are calculated by deducting all expenses and investment management fees that a prospective investor of the account would pay from gross returns. The account for which performance is presented is not subject to the same type of expenses as the Fund. If the Fund’s fees and expenses had been used in calculating the similarly managed account’s performance, the performance of the similarly managed account would have been lower.

In addition, the similarly managed account is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Code, which if applicable, may have adversely affected the performance results of the similarly managed account. The results for different products may vary.

Annual Total Returns

Year End	Similarly Managed Account	Benchmark(1)
2016	2.36%	0.33%
2015	0.47%	0.05%
2014	0.85%	0.03%
2013	9.04%	0.07%
2012	4.25%	0.11%
2011	9.82%	0.10%
2010	0.62%	0.13%
2009	21.32%	0.21%
2008	27.07%	2.06%
2007	3.43%	5.00%
2006	8.32%	4.85%

Annualized Total Returns
(For the periods ended December 31, 2016)

Period	Similarly Managed Account	Benchmark(1)
One Year	2.36%	0.33%
Five Years	3.35%	0.12%
Since Inception(2)	7.73%(2)	1.22%(3)

(1) BofA Merrill Lynch US 3-Month Treasury Bill Index, (reflects no deduction for fees or expenses)

(2) Since inception return for the Similarly Managed Account is computed from September 8, 2005.

(3) Since inception return for the Benchmark is computed from September 30, 2005.

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Your Account

How to Contact the Funds

E-mail the Funds at:

ContextFunds@alpsinc.com

Telephone the Funds at:

(844) 511-9653 (toll free)

Website Address:

www.contextam.com

Write the Funds:

Context Capital Funds

c/o ALPS Fund Services

P.O. Box 1920
Denver, CO 80201

Overnight Address:

Context Capital Funds
c/o ALPS Fund Services
Attn: Transfer Agency
1290 Broadway Suite 1100

Denver, CO 80203

Wire investments (or ACH payments):

Please contact the transfer agent at (844) 511-9653 (toll free) to obtain the ABA routing number and account number for the Funds.

General Information

You may purchase or sell (redeem) shares of a Fund on any day that the NYSE is open for business. Notwithstanding this fact, a Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to a Fund’s close will receive that day’s NAV. Requests received in good order after a Fund’s close or on a day when a Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Funds will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

A Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect a Fund or its operations. If a Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

When and How NAV is Determined. Each Fund class calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days that a Fund is open for business, as markets or exchanges other than the NYSE may be closed.

The NAV of each Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class and then dividing the result (net assets) by the number of outstanding shares of the class. Since a Fund may invest in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares.

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Each Fund values securities listed on and traded or dealt in one or more U.S. or Non-U.S. securities exchanges and not subject to restrictions against resale in the market are generally valued at the market closing price determined at or prior to the close of the New York Stock Exchange, on the primary exchange on which the securities are traded. If the market closing price is unavailable, the securities may be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, as of valuation time. Non-exchange traded securities for which quotations are readily available are generally valued at the market closing price or, if not available, the bid on such market for a long position or the ask on such market for a short position. Shares of an open-end investment company not traded on a securities exchange may be valued at the net asset value per share of the investment company determined as of valuation time.

Fixed-income securities are generally valued at the market closing price, or if unavailable, the fixed income securities may be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position supplied by a Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that a Fund calculates its NAV, or (3) events occur after the close of the securities markets on which a Fund’s portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market quotations are not readily available or a Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of members of Trust management, each Adviser and each Subadviser. Each Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that a Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

A Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that a Fund values its portfolio securities. In determining fair value prices of foreign securities, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase, exchange and redemption orders on the Funds’ behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in a Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

A Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

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Payments to Financial Intermediaries. A Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable 12b-1 plan, a Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities and for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

Each Adviser or another Fund affiliate, out of its own resources and not as an expense of a Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from an Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from a Fund, an Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of each Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI, which is available on the Funds’ website at www.contextam.com.

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Choosing a Share Class

The Macro Opportunities Fund currently consists of three classes of shares: Investor Shares and Institutional Shares offered in this Prospectus and Advisory Shares. The Global Equity Fund currently consists of two classes of shares: Institutional Shares offered in this Prospectus and Investor Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Investor Shares. Investor Shares of the Macro Opportunities Fund are for retail investors who invest in a Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of a Fund’s average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

Institutional Shares. Institutional Shares of a Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to any Rule 12b-1 fees.

	Investor Shares	Institutional Shares
Minimum Initial Investment	$2,000	$1,000,000
Sales Charges	None	None
Rule 12b-1 Distribution Fees	0.25%	None

Under certain circumstances, an investor’s investment in one class of shares of a Fund may be converted into an investment in another class of shares of that Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder’s basis in the acquired shares will be the same as such shareholder’s basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Funds do not accept purchases made by credit card check, starter check, third party checks, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Funds and the Advisers also reserve the right to accept in kind contributions of securities in exchange for shares of the Funds.

Checks. Checks must be made payable to “Context Capital Funds.”

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service. You can instruct the Funds to make subsequent purchases via ACH with existing bank instructions on record or add new instructions with a written letter of instruction Medallion guaranteed.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service. For Fund wire instructions, please contact the Funds.

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Minimum Investments. The Funds accept investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Investor Shares (Macro Opportunities Fund only)
Standard Accounts	$2,000	$200
Retirement Accounts	$250	$50
Institutional Shares
Standard Accounts	$1,000,000	None
Retirement Accounts	$1,000,000	None

The Funds reserve the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Funds.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	● Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. ● The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.	● The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.
Trusts	● The trust must be established before an account may be opened. ● The trust must provide the signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Funds will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Funds to identify you. If you do not supply the required information, the Funds will attempt to contact you or, if applicable, your financial adviser. If the Funds cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

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When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Funds will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Funds will try to verify your identity within a timeframe established in its sole discretion. If the Funds cannot do so, each Fund reserves the right to redeem your investment at the next NAV calculated after such Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Funds require that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Funds.

Investment Procedures. The following table describes the procedures for investing in the Funds.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.

By Check

● Call, write or e-mail the Funds or visit the Adviser’s website for an account application.

● Complete the application (and other required documents, if applicable).

● Mail the Funds your original application (and other required documents, if applicable) and a check.

By Check

● Fill out an investment slip from a confirmation statement or write the Funds a letter.

● Write your account number on your check.

● Mail the Funds the investment slip or your letter and the check.

By Wire ● You open your account with a Wire. Please call the Funds at (844) 511-9653 for wire instructions.	By Wire ● Instruct your U.S. financial institution to wire money to the Funds.

By ACH Payment (for Investor Shares only)

● Call or write the Funds to request a purchase by ACH payment.

● The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

● ACH purchases are limited to $100,000 per day.

By ACH Payment (for Investor Shares only)

● Call the Funds to request a purchase by ACH payment.

● The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

● ACH purchases are limited to $100,000 per day.

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Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $100,000) into your account on a specified day and frequency. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Funds may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (844) 511-9653 (toll free) for additional information regarding systematic investment plans.

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in a Fund, including (1) the dilution of a Fund’s NAV, (2) an increase in a Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of the potential harm to a Fund and its long term shareholders, the Board of Trustees has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Fund may limit additional purchases of shares by shareholders who are believed by a Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of shares. In cases where surveillance of a particular account establishes what a Fund identifies as market timing, the Fund will seek to block future purchases of shares by that account. Where surveillance of a particular account indicates activity that a Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Funds will not accommodate market timers.

The Funds will assess the effectiveness of current policies and surveillance tools on an ongoing basis, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a Fund is unable to detect and deter trading abuses, a Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of shares, even when the trading is not for abusive purposes.

Canceled or Failed Payments. The Funds accept checks and ACH payments at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by such Fund or the transfer agent. The Funds and their agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the SEC determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of a Fund.

The Funds will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Funds will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

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How to Sell Shares from Your Account
Through a Financial Intermediary If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

Prepare a written request including:

your name(s) and signature(s);

your account number;

the Fund name and class;

the dollar amount or number of shares you want to sell;

how and where to send the redemption proceeds;

a Medallion Signature Guarantee (if required); and

other documentation (if required).

Mail the Fund your request and documentation.

By Telephone

Call the Funds with your request, unless you declined telephone redemption privileges on your account application.

Provide the following information:

your account number;

the exact name(s) in which the account is registered; and

an additional form of identification.

Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

Complete the systematic withdrawal section of the application.

Attach a voided check to your application.

Mail the completed application to the Fund.

Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Funds by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. Systematic withdrawals must be for at least $50 per occurrence. To establish a systematic withdrawal plan, complete the systematic

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withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Funds at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Funds sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (844) 511-9653 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	written requests to redeem $100,000 or more;

●	changes to a shareholder’s record name or account registration;

●	paying redemption proceeds from an account for which the address has changed within the last 30 days;

●	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

●	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

●	adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The Funds reserve the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares in a Fund within 90 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of a Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs.

To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions may be exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

●	redemption of shares in a deceased shareholder’s account;

●	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

●	redemption of shares purchased through a dividend reinvestment program;

●	redemption of shares pursuant to a systematic withdrawal plan;

●	redemptions in a qualified retirement plan under section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code; and

●	redemptions from share transfers, rollovers, re-registrations within the same Fund or conversions from one share class to another within the same Fund, if applicable.

The Funds may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Funds may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on a Fund’s shares transferred to the financial intermediary and subsequently liquidated). Certain financial intermediaries may waive the redemption fee, subject to approval of a Fund officer. Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers

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collects a redemption fee for a Fund, no redemption fee will be charged directly to the financial intermediary’s account by such Fund.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Funds may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Investor Shares	Institutional Shares
Standard Accounts	$2,000	$1,000,000
Retirement Accounts	$2,000	$1,000,000

Redemptions in Kind. Pursuant to an election filed with the SEC, under certain circumstances the Funds may pay redemption proceeds in portfolio securities rather than in cash. If a Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Funds pay the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts.

Because the Investor Shares may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Funds may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Exchanging Shares

You may exchange Fund shares for shares of other Context Capital Funds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

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How to Exchange
Through a Financial Intermediary Contact your financial intermediary by the method that is most convenient for you.

By Mail

Prepare a written request including:

your name(s) and signature(s);

your account number;

the name of each Fund you are exchanging;

the dollar amount or number of shares you want to sell (and exchange);

a Medallion Signature Guarantee (if required); and

other documentation (if required).

Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

Mail the Fund your request and documentation.

By Telephone

Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

Provide the following information:

your account number;

exact name(s) in which the account is registered; and

additional form of identification.

Retirement Accounts

You may invest in shares of the Funds through an IRA, including traditional and Roth IRAs, also known as a “Qualified Retirement Account.” The Funds may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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Other Information

Dividends and Distributions. The Macro Opportunities Fund intends to distribute substantially all of its net investment income annually and net-realized capital gains annually in December. The Global Equity Fund intends to distribute substantially all of its net ordinary income and short-term and long-term capital gains each year. All such distributions will be reinvested in shares of the respective Fund. Alternatively, you may choose to have your distributions sent directly to your bank account or paid to you by check. Shareholders will be responsible for any overnight fees of $22. IRA shareholders will be charged a $10 maintenance fee annually. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested.

Taxes. The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash the shareholder could have received. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below. It is anticipated that most of the Macro Opportunities Fund’s distributions will be taxable as ordinary income.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), certain options transactions (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

It is anticipated that the Global Equity Fund’s assets will consist largely, if not entirely, of regulated futures contracts and interest-bearing obligations. Regulated futures contracts are subject to special treatment for federal income tax purposes: gains and losses on regulated futures contracts are generally treated as capital gains, which are 60% long-term and 40% short-term; and those contracts are required to be “marked to market” as of the end of the year, with the result that gains or losses on them are recognized for tax purposes each year even though they continue to be held past the end of the year. For the Global Equity Fund to avoid entity-level tax each year, it will generally be required to distribute out to shareholders the net income and gain that the Fund recognizes in the year. Accordingly, investors can generally expect to receive taxable distributions each year to the extent that the Fund assets appreciate in the year – i.e., for tax purposes, there will be no significant deferral of gains attributable to an investment in the Fund – and no more than approximately 60% of the taxable amounts each year are likely to be taxable at the lower rates applicable to long-term capital gains.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

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The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund could elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is not expected that either Fund is likely to meet the 50% test in any year.

A portion of distributions paid by each Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Context Capital Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct a Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 28%.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

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More information about taxes is contained in the SAI. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning a Fund’s shares.

Organization. The Trust is a Delaware statutory trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

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Financial Highlights

The financial information about the Funds below is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share outstanding. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the Macro Opportunities Fund has been audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. The information for the Global Equity Fund has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

	Context Macro Opportunities Fund Institutional Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015(a)
Net asset value, beginning of period	$9.92	$10.00
Income (loss) from operations:
Net investment income/(loss)(b)	0.07	(0.06)
Net realized and unrealized gain/(loss) from investments	0.15	(0.02)
Total from investment operations.	0.22	(0.08)
Less Distributions:
From investment income	(0.06)	—
From net realized gains	(0.03)	—
Total Distributions	(0.09)	—
Redemption fees added to paid in capital	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset value	0.13	(0.08)
Net asset value, end of period	$10.05	$9.92
Total return	2.18%	(0.80	)%(d)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$104,357	$61,339
Ratios to average net assets:
Expenses excluding fee waivers and reimbursements(e)	3.25%	5.29	%(f)
Expenses including fee waivers and reimbursements(e)	2.03%	1.95	%(f)
Net investment loss	0.66%	(1.45	)%(f)
Portfolio turnover rate	230%	410	%(d)(g)

(a)	The inception date of the Fund is December 23, 2014. The Fund commenced investment operations and public offering on August 4, 2015.

(b)	Per share amounts are based upon average shares outstanding.

(c)	Less than $0.005 per share.

(d)	Not annualized.

(e)	Interest expense on securities sold short totaled 0.14% of average net assets.

(f)	Annualized.

(g)	Determined on a Fund level as a whole.

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	Context Macro Opportunities Fund Investor Shares
	For the Period January 13, 2016 to December 31, 2016(a)
Net asset value, beginning of period	$10.02
Income (loss) from operations:
Net investment income(b)	0.05
Net realized and unrealized gain from investments	0.04
Total from investment operations.	0.09
Less Distributions:
From investment income	(0.03)
From net realized gains	(0.03)
Total Distributions	(0.06)
Net increase in net asset value	0.03
Net asset value, end of period	$10.05
Total return	0.94	%(c)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$135
Ratios to average net assets:
Expenses excluding fee waivers and reimbursements(d)	3.51	%(e)
Expenses including fee waivers and reimbursements(d)	2.28	%(e)
Net investment loss	0.52	%(e)
Portfolio turnover rate	230	%(c)(f)

(a)	Investor Shares commenced operations on January 13, 2016.

(b)	Per share amounts are based upon average shares outstanding.

(c)	Not annualized.

(d)	Interest expense on securities sold short totaled 0.14% of average net assets.

(e)	Annualized.

(f)	Determined on a Fund level as a whole.

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	Context Strategic Global Equity Fund Institutional Shares
	For the Period October 27, 2016 to December 31, 2016(a)
Net asset value, beginning of period	$10.00
Income (loss) from operations:
Net investment loss(b)	(0.03)
Net realized and unrealized gain from investments	0.73
Total from investment operations.	0.70
Net increase in net asset value	0.70
Net asset value, end of period	$10.70
Total return	7.00	%(c)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$10,931
Ratios to average net assets:
Expenses excluding fee waivers and reimbursements	4.49	%(d)
Expenses including fee waivers and reimbursements	1.94	%(d)
Net investment loss	(1.73	)%(d)
Portfolio turnover rate	0	%(c)(e)

(a)	The Fund commenced investment operations and public offering on October 27, 2016.

(b)	Per share amounts are based upon average shares outstanding.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is zero due to not having any long-term securities.

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FACTS	Rev. 09/16
WHAT DOES THE CONTEXT CAPITAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and

•     Account balances and

•     Account transactions and

•     Checking account information and

•     Retirement assets and

•     Wire transfer instructions.

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Context Capital Funds to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Context Capital Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your credit worthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call toll-free (844) 511-9653.

Who we are
Who is providing this notice?	Context Capital Funds

What we do
How does Context Capital Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Context Capital Funds collect my personal information?

We collect your personal information, for example, when you

•      open an account or

•      provide account information or

•      make deposits or withdrawals from your account or

•      make a wire transfer or

•      tell us where to send the money.

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Context Advisers II, L.P. and Context Advisers III, LLC, the investment advisers to the Context Capital Funds, could be deemed to be an affiliate.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Context Capital Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. The Context Capital Funds does not jointly market.

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Context Macro Opportunities Fund
Investor Shares (CMOFX)
Institutional Shares (CMOTX)

Context Strategic Global Equity Fund
Institutional Shares (CGPGX)

Annual and Semi-Annual Reports

Additional information about each Fund’s investments is available in such Fund’s annual and semi-annual reports to shareholders. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Context Capital Funds
c/o ALPS Fund Services
P.O. Box 1920

Denver, CO 80201
(844) 511-9653 (toll free)

www.contextam.com

The Funds’ Prospectus, SAI and annual and semi-annual reports are available, without charge, on the Funds’ website at: www.contextam.com.

Securities and Exchange Commission Information

You may also review and copy the Funds’ annual and semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-22897

256-PRU-0517